SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 4, 2014

Blue Fashion Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-188119	39-2079422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2443 Fillmore St # 380 San Francisco, CA	94115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: + 1 650-600-9910

2780 So. Jones Blvd. #3752 Las Vegas, NV 89146 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1---REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02.  Entry into a Material Definitive Agreement

On July 4, 2014, we entered into a contribution agreement with Gimwork Project LP for the acquisition of assets and the assumption of liabilities associated with search technology software and online platforms. In consideration, we have agreed to pay Gimwork Project LP $100 with 100,000 shares of our common stock.

Also on July 4, 2014, our former officer and director, Bojana Banjac, agreed to forgive $6,623 in loans that we owe her.

The foregoing description of the contribution agreement and loan forgiveness and general release agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreements, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

On July 4, 2014, we issued 100,000 shares in connection with the contribution agreement. The shares were issued pursuant to the exemption from registration found in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D, promulgated thereunder.

SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

On July 4, 2014, Gimwork Project LP acquired 3,835,000 shares of our common stock from Bojana Banjac for an aggregate purchase price of $76,700. As a result of this transaction and the contribution agreement, Gimwork Project LP acquired 59.22% of the voting stock in our company.

There are no arrangements known to us, the operation of which may, at a subsequent date, result in a change in control of our company.

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 4, 2014, the board of directors appointed Jose De La Cruz as our Director, CEO, CFO, President, Secretary and Treasurer.  Concurrent with Mr. De La Cruz’s appointment, Bojana Banjac resigned from all officer positions and as a member of the board of directors of the Company and Nikola Manojlovic resigned as our secretary, which leaves Mr. De La Cruz as the sole officer and director of our company.

Mr. De La Cruz is our newly appointed officer and director. Since September 2008, Mr. De La Cruz has served as Founder and Editor in Chief of Gloobbi Inc., an online lifestyle network. Mr. De La Cruz created and executed Gloobbi’s online media and marketing strategy, along with the company’s social outreach programs, Gloobbi’s online ecommerce shop and Gloobbi TV. Prior to Gloobbi, Mr. De La Cruz served as Vice President and Producer at Information Management Network (a division of EUROMONEY) in the Investment Management Division, where he covered the latest investment trends and financial tools for institutional investors in Europe and Asia. In 2005, he also served as a Financial Analyst for Ernst and Young, assisting with post completion integration services, financial and commercial due diligence, including negotiation, documentation and transaction management. Mr. De La Cruz began his work in finance, in 2003, as a Credit Risk Analyst for Deutche Bank, in New York. In May 2003, Mr. De La Cruz received a Bachelor of Science in Foreign Service from Georgetown University in Washington D.C. and in 2005 a Master in International and European Politics from Edinburgh University in the United Kingdom.

Our newly-appointed officer and director has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have any written employment agreements or other formal compensation agreements with our sole officer and director. Compensation arrangements our officers and directors are the subject of ongoing development and we will make appropriate additional disclosures as they are further developed and formalized.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Following the transactions described above, our corporate offices have been moved and our phone number has changed. Our new office address and phone number is:

2443 Fillmore St # 380

San Francisco, CA 94115

+ 1 650-600-9910 (USA)

In the near future, we plan to change our name to Vopia, Inc. to better reflect our new business direction. We are no longer in the business of providing top models for fashion shows, television commercials, movies and magazines. With the acquisition of Vopia.com and related assets in connection with the contribution agreement, our new business relates to search technology software and online platforms.

Form 10 Information

Forward Looking Statements

Some of the statements contained in this Form 8-K that are not historical facts are “forward-looking statements” which can be identified by the use of terminology such as “estimates,” “projects,” “plans,” “believes,” “expects,” “anticipates,” “intends,” or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting operations, successful capital raises, market growth, services, and products. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

•	Our ability to attract and retain management and field personnel with experience in our industry;
•	Our ability to raise capital when needed and on acceptable terms and conditions;
•	The intensity of competition; and
•	General economic conditions.

All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

Information regarding market and industry statistics contained in this report is included based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and we cannot assure you of the accuracy or completeness of the data included in this report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue. We have no obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements.

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BUSINESS

Overview

Vopia is a search technology software and online platform to collect, merge and validate the best business information from the web. We provide mobile and tablet browsers with a powerful search engine, targeted in-depth data collection and optimal solutions through a more efficient method. As the search engine environment has matured, the next challenge is clearly that of transparency and in-depth relevance. The most obvious online tool shortfall concerns the market that relates to business information, where services such as Google, Yellowpages, Manta, Yelp, Linkedin and Kompass are the market leaders, but have limited resources on company data and tend to focus on selected countries. The Vopia solution bridges this gap, with the creation of the most powerful mobile search specifically for professionals and focused on businesses across all countries.

Core Competencies

Vopia’s core competencies are pivotal to its success.

  Vopia’s software and WebCrawler are constantly and automatically updating the database with new and applicable data from the companies’ websites.
  Vopia has affiliate agreements guaranteeing additional and relevant information on each company.
  On Vopia, users can find the companies and products they want immediately – in any type of industry and worldwide.
  Over 45 million company websites from 60 countries are currently indexed in Vopia.
  Performing a search on Vopia is simple, manageable and easy to do.

Vision

Build the most powerful mobile data search application to find up-to-date information on businesses worldwide.

Mission

Vopia will be established as the preferred B2B and B2C platform. The core of this platform is our unique search engine with advanced crawler technology. In the future the search engine will be complemented by additional services and applications as illustrated below.

Vopia will continuously focus on delivering the best and fastest overview on structured company information worldwide. The primary target is to digitalize information on every company in the world. This will secure Vopia a unique position and will make it easier and faster to do business worldwide.

Available Products/Services

Vopia offers a strong search tool to attract users. Some features of our search engine include:

Company search - 90 million companies sort by category, keyword, popularity and location.

People search - 250 million professionals sort by industry, job title and location.

Products search - 50 million products (included EAN Products)

Social network - 240 million social networks.

Free search - To deliver web address, emails, whois lookup, website summary, phone, contacts and social links.

Target search - To deliver free limited contact information by targeted keyword and location.

Map application - To show website information by industry and location by Google map application.

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Vopia offers a range of products and services to attract potential data buyers like:

API - To deliver website information by targeted keyword.

Self-service - To deliver contact information and email by targeted keyword.

Internet Traffic - Leveraging its knowledge about generating traffic from Google using search engine optimization.

E-mails - Offer companies an email service to alert them when their profiles have been updated or viewed.

Network - Attracting a wide range of companies through their own community networks and pressroom.

Services towards Partners

Services - A partnership with Vopia can direct targeted users and potential buyers to services like specific suppliers and greater in-depth company information. Participants will also have access to credit information, online travel booking, online purchase of IT services and hardware, recruitment services, stock listing and financial services, online marketing and advertising.

Content - Vopia also offers partnerships for other portals with a Business-to-Business oriented content, which gives the partner a high quality of dynamic content with a high relevance for the targeted user and audience.

Location - Vopia will provide a business API to find products and suppliers by specific location and user ranking.

Major Competitors

Vopia’s competitors are the market leaders in search engine technology and their success is a symbol of our potential market. Our competitive edge is based on newly developed web crawlers, data mining software and advanced search algorithms, which guarantee users a more effective mobile search experience. Below is a list of our key competitors categorized into four sections: A. Full Web, B. Locater, C. Researcher and D. Different.

A - Full Web

These search sites are the mobile equivalent of Google or Yahoo. They search the full web to get the best response to your query. Type a keyword or phrase into a text-box on the mobile site, and it will display a page with a list of responses. To better adapt to the mobile Internet, quite a number of these sites now pursue an "answers not links" policy. These sites use mobile analytics and user search-history to tailor responses to the individual user.

B - Locater

Location-based search engine that looks in specific geographic areas for what the user has requested. These are most often interested in local shops, events and entertainments.

C - Researcher

These search engines are geared towards answering specific questions. If you want to know why the sky is blue, or who did the voice for Principal Skinner in the Simpsons, these mobile sites are for you. Some use "intelligent" search engines to try and locate the best answer. Some search an internal database of information. Others forward your query onto a living researcher, who finds the answer to your question and sends it back to you.

D - Different

This category covers those search engines which serve such a specific (and often very clever) purpose that they simply do not fit into any other category.

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No.	Name	Description	Type
1	Answers	http://mobile.answers.com is the mobile version of www.answers.com. Searches result in a encyclopedia-style entry on the subject matter.	C
2	AOL	http://mobile.aol.com/ – the mobile portal of AOLs search engine	A
3	ASK	http://m.ask.com is the mobile portal of web search engine www.ask.com	A
4	ChaCha	www.chacha.com maintains a panel of experts. ChaCha forwards users texts to the person best qualified to answer the question, and promises answers within minutes	C
5	Concierge	Maintained by Conde Nast, the mobile search site www.concierge.com targets holiday makers. It searches destination brochures, holiday sites, hotels and weather information from around the world.	B
6	Google mobile	Google Search for mobile users, http://m.google.com/, offers advertisers the chance to place ads alongside search results.	A
7	Guanxi	http://www.minfo.com/guanxi/en/ is an SMS based search service, with an optional downloadable client. It is a city-search service for China, providing entertainment and amenities information.	B
8	Hiogi	www.hiogi.com is a community of people connected via Twitter, SMS and the mobile Internet. Users are rewarded for answering and asking questions. http://mobile.hiogi.com is its mobile portal.	C
9	Ixigo	The mobile portal for an Indian travel search site, http://m.ixigo.com provides flight and hotel information.	A
10	JumpTap	Using information collected from its mobile search platform, www.jumptap.com places targeted ads with search results.	A
11	JustDial	www.justdial.com is the web based version of this Indian local search engine. It also offers SMS keyword searches to it’s database.	B
12	Kannuu	www.kannuu.com offers search software that runs on non-computer devices. Its kannuu.device engine is geared towards the mobile Internet, using predictive software to speed searches.	A
13	Live Search Mobile	www.livesearchmobile.com is the mobile portal for Windows Live search engine. It offers location-based searches and full-web search.	A
14	Local	www.local.com provides location-based searches based on two inputs: what you’re looking for and where you’re looking for it. http://mobile.local.com does the same on mobile!	B
15	Maporama	Geared towards companies rather than individuals, www.maporama.com allows users to keep track of sales outlets, clients, suppliers as well as moving sales agents & emergency units.	D
16	MasterCard Nearby	https://wap.mcnearby.com is a location-based service that allows MasterCard customers to locate nearby cash and special merchant offers	B
17	mCore Search	The mobile search engine of www.motricity.com, mCore promises single box search. It covers meta-search, WAP, Web indexes, local search, and portal search.	A
18	mdog	http://mdog.com is a mobiles search only usable by smartphones. It offers the same functions as a full web search engine.	A
19	Medio	www.medio.com runs a mobile search engine which uses mobile analytics to try and provide one-stop search results for users. Its mobile adverts are targeted and placed with the search results.	A

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20	Mindshare	www.mindshare.com is a multi-national advertising agency. Its Mindshare Interactive company deals with mobile advertising, and Mindshare Search deals with mobile search	A
21	Mobile Content Networks	http://mcn-inc.com combines vertical search with its Taxonomy Engine to try to provide accurate search results. It also provides the opportunity to place targeted ads with search results. Demo of the search engine can be found here: http://mobilesearch.net/	A
22	Mobile411	This downloadable app from www.v-enable.com allows location-based searches for local entertainment. Phone calles, texts and maps are all available from the app.	B
23	Nokia Mobile Search	Nokia’s website provides the download for this app based search engine, which offers locations based and full web searches	A B
24	Onyomo	http://m.onyomo.com/ provides it’s users with location-based info on amenities from Restaurants and ATMs to Airlines and Chemists.	B
25	Picollator Mobile	www.picollator.com is a search engine that uses pictures instead of text for query input. http://picollator.mobi/ is the mobile version of this search engine.	D A
26	Searchme	The mobile version of www.searchme.com, http://m.searchme.com allows users to view a picture of the pages in its search result before choosing which one to visit.	A
27	Slifter	www.slifter.com is a location-based service that helps users find products and promotions at local stores	B
28	Technorati mobile	The mobile version of www.technorati.com, http://m.technorati.com/ specifically searches the “live” web, eg. blogs, news updates and other user generated content.	A
29	Texperts	www.texperts.com offers answers to any question by text, and also a detailed map (from www.multipmap.com) in response to queries for directions.	C
30	Yahoo! Mobile	Yahoo! OneSearch is the mobile version of the full web searcher. Yahoo! Mobile Ad Services can also place ads with any of Yahoo’s mobile web services.	A
31	Yulop	A location-based search engine, http://m.yulop.com provides mobile search, navigation and traffic info, and locating friends and family.	A

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Marketing Strategy

Promoting vopia.com

Vopia’s market presence will be achieved by relying on the strategy of identifying and serving a specialized market segment of business professionals. There are many competing sites, but we believe the future of search engines, and the Web as a whole, is to consolidate into niche groups and specific communities that provide direct and targeted information to their users. Presently, there is not one company dominating the mobile search engine market, mainly because our top competitors have structured their business around desktop systems and are just beginning to transition to mobile. This presents an opportunity for Vopia to position itself as the leading mobile search engine for business professionals worldwide. To achieve this goal, Vopia’s strategy is a mix of online and offline promotional tools:

1. Online Promotional Tools

Affiliate Marketing	VOPIA.COM plans to establish an affiliate program to increase the visibility of the company.
Article Marketing	Article Marketing is an effective way of increasing visitor to the website. The company plans to use press releases, guest posts and other tools like HubPages & Squidoo to increase the visibility.
Blog Marketing	VOPIA.COM plans to use expert bloggers to increase the flow of traffic to the website. The bloggers will link the content which increase the search engine ranking thereby drawing visitors to the website.

Email Marketing	VOPIA.COM plans to use email marketing as an effective tool (sending email) to increase visibility amongst prospective customers.
Social Media	VOPIA.COM plans to use social media effectively to establish its presence. Some of the social media tools used are Twitter, Facebook and Youtube among others.
Newsletters	VOPIA.COM plans to send newsletters to its existing user base and its prospective customers.
Search Engine Marketing	VOPIA.COM plans to use variety of Search Engine Marketing tools to increase the visibility. They are PPC, Google Adwords, MSN Ad Center, Solo Ads, etc.
Search Engine Optimization	VOPIA.COM plans to use variety of Search Engine Optimization tools such as Keyword Selection, Content Writing, On-page Optimization and Off-page Optimization.

2. Offline Promotional Tools

Magazines	VOPIA.COM plans to advertise in various magazines and publications focusing on business and entrepreneurs.
Newspaper	VOPIA.COM plans to advertise in print media such as national daily newspapers and weekly newspapers, which will increase the visibility of the service.
Television Ads	VOPIA.COM plans to advertise in television, which will increase the visibility of the company and enhance brand awareness.
Newsletters	VOPIA.COM plans to send newsletters to its prospective customers.
Brochures, Flyers & Presentations	VOPIA.COM plans to use brochures and flyers to reach the customers.
Referral Program	VOPIA.COM plans to have referral programs and will partner with suitable partners such as textile companies, schools and institutions accordingly. VOPIA.COM also plans to have referral options for customers and will incentivize them for identifying new customers for VOPIA.COM.

Online Business Directories	VOPIA.COM plans to promote its services by listing in various business directories like yellow pages, which will increase the visibility and bring more business to the company.
Word of Mouth	VOPIA.COM plans to consider this as a most successful marketing tool as the recommendation from satisfied customers will increase our business. VOPIA.COM will have a separate testimonial page and will provide the testimonials for customer to read.

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Market Opportunity

The demand for faster and better information about companies and products grows with the increasing volume of information on the Internet. Online users seek for precise and targeted content as they look to avoid the deluge of non-relevant data. This has created the opportunity for companies to develop content specific platforms that provide users with an effective search tool, in sync with their needs.

According to Gartner, Inc., an information technology research and advisory firm based in Connecticut, estimates for data sales will grow to $2 billion in 2014 and will increase to $4 billion by 2016. Vopia plans to take advantage of this opportunity by providing the largest database of company information that relevantly matches a user’s search criteria and that is constantly updated with the most current data online.

Market Needs

As the economy becomes increasingly global there is a growing market demand for locating new partners, suppliers and buyers across country borders and between regions. It is relatively easy to locate specific companies if their websites’ names are known in advance (through search engines, data providers and social network). It is also possible to locate suppliers by searching for specific products or services as long as you know the local directories and data providers such as Experian, Dun & Bradstreet and Salesforce. However, these companies often focus on a variety of other sectors that are not relevant to business, or professional services.

There is a rapidly growing need for a faster and easier way to locate partners, suppliers and buyers across borders and in a language users are familiar with. Vopia has found that in the early phases of the search process, particularly in the Awareness phase, there is a heavy reliance on general search, with 65.3% of search engine users indicating that random online searches are their usual starting point. As users progress through the purchase cycle, the reliance on general search decreases.

What increases is the usage of B2B vertical engines. As prospects move through the Research and Negotiation phases, they use B2B vertical engines to a greater extent to do further research on their alternatives and find specific information about companies and competitors. Vopia believes that, with its advanced web crawlers and data mining software, the company is better suited to provide users with the relevant information needed to help them make the right decisions throughout their purchasing cycle.

Operational Overview

Reasons to Choose Vopia

  Vopia has a local and a global target group.
  Unique segmentation possibilities, e.g. keyword, categories and industries.
  Sponsor links are targeted directly at the relevant users, according to their search criteria.
  Vopia has a global B2B and B2C target group.
  Listed companies can add more search words allowing more people and more relevant target groups to find their business.

Effectiveness

  Vopia provides effective marketing: Vopia generates "clicks" from the users that have a defined need for information and provide the opportunity for immediate action, e.g. negotiation and buying mode.
  Sponsor links have a predominant place on Vopia.
  The opportunity to present the company in a very attractive way compared to the competing directories.
  Easy and manageable interface for customers.
  The opportunity for targeting the profile via access to user statistics, e.g. multiple tracking possibilities.

Intellectual Property

We plan to rely upon trademark, copyright and trade secret laws in various jurisdictions, as well as confidentiality procedures and contractual provisions to protect our proprietary assets and brands. We do not own any patent, trademark or copyright registrations at the present time.

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Government Regulation

The application of new and existing laws and regulations to the Internet or other online services could also have a material adverse effect on our business, prospects, financial condition and results of operations. Several federal laws that could have an impact on our business have already been adopted. The Digital Millennium Copyright Act is intended to reduce the liability of online service providers for listing or linking to third party web properties that include materials that infringe copyrights or rights of others. The Children’s Online Privacy Protection Act is intended to restrict the distribution of certain materials deemed harmful to children and imposes additional restrictions on the ability of online services to collect user information from minors. In addition, the Protection of Children from Sexual Predators Act requires online services providers to report evidence of violations of federal child pornography laws under certain circumstances. The foregoing legislation may impose significant additional costs on our business or subject us to additional liabilities, if we were not to comply fully with their terms, whether intentionally or not.

There are a growing number of legislative proposals before Congress and various state legislatures regarding privacy issues related to the Internet generally, and some of these proposals apply specifically to paid search businesses and ownership rights of Internet domain properties. We are unable to determine if and when such legislation may be adopted. If certain proposals were to be adopted, our business could be harmed by increased expenses or lost revenue opportunities, and in other unforeseen ways.

We anticipate that new laws and regulations affecting us will be implemented in the future. Those new laws, in addition to new applications of existing laws, could expose us to substantial liabilities and compliance costs. In addition, because our services are available over the Internet in multiple states, certain states may claim that we are required to qualify to do business in such state.

Personnel

We have 1 officer and director. In the following months, we will look to add more experience to the team as we build the web development team and our administrative and financial capabilities. We need a total of 21 personnel in order to achieve our target growth in the market.

Capital Requirements

We will require a cash injection of $3.5 million during the remainder of fiscal 2014 to achieve our operating plan. We plan to seek additional financing in a private equity offering to secure funding for operations. More than 75% of the proceeds are expected to be used to establish our market presence. The costs are mostly related to the execution of our marketing strategy for Vopia’s online and offline promotional tools, discussed above. The remaining capital will cover the costs of logistics, rentals and the cost of personnel. Vopia believes that the capital it plans to raise will be sufficient to cover the operating expenses for the first twelve months. There can be no assurance, however, that we will be successful in raising additional funding. If we are not able to secure additional funding, the implementation of our business plan will be impaired. There can be no assurance that such additional financing will be available to us on acceptable terms or at all.

FINANCIAL INFORMATION

The information required to be provided herein is set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Form 10-K filed with the SEC on April 30, 2014 and in the Form 10-Q filed with the SEC on May 27, 2014, and is incorporated herein by reference.

PROPERTIES

We lease office space at 2443 Fillmore St # 380, San Francisco, CA 94115, United States (administrative office) and National House, 81/A, Kunj Society, Alkapuri. Vadodara, 390007, Gujarat-India (Software Development Office) for a combined monthly rent of $4,500. Gimwork Project LP has paid the rent on these leases though 2014. We are required to pay the monthly rent starting in 2015. The monthly fee includes internet connection, phone and administrative support (24 hours support) and security.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding beneficial ownership of our common stock as of July 4, 2014 by: (1) each person known or believed by us to own, directly or beneficially, more than 5% of our common stock, (2) each of our directors, and (3) all of our officers and directors as a group.

Title Of Class	Name, Title and Address of Beneficial Owner of Shares	Amount of Beneficial Ownership	Percent of Class(1)
Common	Jose De La Cruz	500,000	7.52%
	All Directors and Officers as a group (1 person)	500,000	7.52%
5% Shareholders
Common	Gimwork Project LP	3,935,000	59.22%

(1)	Based on 6,645,000 shares of common stock issued and outstanding as of July 4, 2014.

(2)	Gimwork Project LP is beneficially owned by Michael Heiberg and Rasmus Refer.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding the members of the Company’s board of directors and its executive officers and other significant employees.

All of our directors hold office until the next annual meeting of stockholders and their successors are duly elected and qualify. Executive officers serve at the request of the board of directors.

Name	Age	Office(s) Held
Jose De La Cruz	34	President, CEO, CFO, Secretary, Treasurer and Director

Set forth below is a brief description of the background and business experience of our current executive officers and directors.

Since September 2008, Mr. De La Cruz has served as Founder and Editor in Chief of Gloobbi Inc., an online lifestyle network. Mr. De La Cruz created and executed Gloobbi’s online media and marketing strategy, along with the company’s social outreach programs, Gloobbi’s online ecommerce shop and Gloobbi TV. Prior to Gloobbi, Mr. De La Cruz served as Vice President and Producer at Information Management Network (a division of EUROMONEY) in the Investment Management Division, where he covered the latest investment trends and financial tools for institutional investors in Europe and Asia. In 2005, he also served as a Financial Analyst for Ernst and Young, assisting with post completion integration services, financial and commercial due diligence, including negotiation, documentation and transaction management. Mr. De La Cruz began his work in finance, in 2003, as a Credit Risk Analyst for Deutche Bank, in New York. In May 2003, Mr. De La Cruz received a Bachelor of Science in Foreign Service from Georgetown University in Washington D.C. and in 2005 a Master in International and European Politics from Edinburgh University in the United Kingdom.

Mr. De La Cruz has never served as a board member of a public company. We believe business experience qualifies him to serve on our board of directors.

Directors

All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the board.

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Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Committees of the Board

The Company currently does not have nominating, compensation or audit committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Given the Company’s size, it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by the board of directors.

EXECUTIVE COMPENSATION

The information required to be provided herein is set forth in “Executive Compensation” in the Form 10-K filed with the SEC on April 30, 2014 and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The information required to be provided herein is set forth in “Certain Relationships and Related Transactions” in the Form 10-K filed with the SEC on April 30, 2014 and is incorporated herein by reference.

LEGAL PROCEEDINGS

The information required to be provided herein is set forth in “Legal Proceedings” in the Form 10-Q filed with the SEC on May 27, 2014 and is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The information required to be provided herein is set forth in “Market Price and Dividends; Trading Information” in the Form 10-K filed with the SEC on April 30, 2014 and is incorporated herein by reference.

RECENT SALES OF UNREGISTERED SECURITIES

The information required to be provided herein is set forth in “Unregistered Sales of Equity Securities” in the Form 10-Q filed with the SEC on May 27, 2014 and is incorporated herein by reference.

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DESCRIPTION OF SECURITIES

Our authorized capital stock consists of 75,000,000 shares of common stock, with a par value of $0.001 per share. As of July 4, 2014, there 6,645,000 shares of our common stock issued and outstanding. Our shares are held by 40 stockholders of record.

Other information required to be provided herein is set forth in “Description of Securities” in the Form S-1/A filed with the SEC on August 12, 2013 and is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The information required to be provided herein is set forth in “Indemnification of Directors and Officers” in the Form S-1/A filed with the SEC on August 12, 2013 and is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information required to be provided herein is set forth in the Form 10-K filed with the SEC on April 30, 2014 and in the Form 10-Q filed with the SEC on May 27, 2014, and is incorporated herein by reference.

Changes in and disagreements with accountants on accounting and financial disclosure

None

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1*	Articles of Incorporation
3.5*	Bylaws
10.1	Contribution Agreement
10.2	Loan Forgiveness and General Release Agreement

*Incorporated by reference to Registration Statement on Form S-1 filed on April 25, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Fashion Corp.

/s/ Jose De La Cruz

Jose De La Cruz
Chief Executive Officer

Date: July 11, 2014

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